                                                                EXHIBIT 10.9

                                   MCI CONFIDENTIAL
                                  CARRIER AGREEMENT

                        T E R M S  A N D  C O N D I T I O N S

    This Carrier Agreement (the "Agreement"), is between MCI TELECOMMUNICATIONS CORPORATION ("MCI") and FAXSAV Incorporated ("Customer") a resale common carrier subject to the Communications Act of 1934, as amended by the Telecommunications Act of 1996.

1.  SCOPE OF AGREEMENT.

         (a) MCI shall provide to Customer certain specified domestic interstate service(s), and intrastate common carriage service(s). For domestic interstate this Agreement incorporates by reference the terms of MCI Tariff FCC No. 1 ("Tariff"), which is on file with the Federal Communications Commission and which may be modified from time to time by MCI in accordance with law and thereby affect the service(s) furnished Customer, except that the following terms and conditions shall supplement or, to the extent inconsistent, supersede Tariff terms and conditions and shall remain in effect throughout the Service Term (as defined in Paragraph
    8). For intrastate services, this Agreement incorporates by reference each applicable state tariff filed by MCI, which may be modified by MCI from time to time, and thereby affect the service(s) furnished Customer. This Agreement is entered pursuant to Section 211(a) of the Communications Act of 1934.

         (b) Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned to them in the Tariff.

2.  MONTHLY COMMITMENT.

         (a) Commencing on the Effective Date, during each monthly billing period of the Service Term (as defined in Paragraph 12 below), Customer's Monthly Usage shall equal or exceed the amount per month as specified below ("Monthly Commitment"):

                             Months 1 - 3             $50,000
                             Months 4 - 5             $100,000
                             Months 6 - 8             $150,000
                             Months 9 - 38            $200,000

         Monthly Usage shall mean Customer's domestic interstate usage of the MCI services in Attachment 1 (hereinafter "Interstate Services") calculated as follows: at the Two Hundred Thousand ($200,000) to Four Hundred Ninety Nine Thousand Nine Hundred Ninety Nine Dollars ($499,999) Monthly Usage level rates set forth in Attachment 1 where Monthly Usage levels are provided, or at the rates otherwise set forth in Attachment 1, but not including any applicable taxes (and gross receipts taxes) and tax-related surcharges on Interstate Services. Monthly Usage also includes intrastate usage of the MCI services in Attachment 1 at standard tariff rates less applicable tariff discounts (hereinafter "Intrastate Services") but not including any applicable taxes (and gross receipts taxes) and tax related surcharges on MCI Intrastate Services. Interstate Services and Intrastate Services are collectively hereinafter "MCI Services". The rates for all other MCI products and services not explicitly contained within this Agreement shall be governed by the applicable MCI Tariff or applicable state tariff.

         (b) During and after the Ramp Period, if Customer's use of MCI Services is less than the Monthly Commitment in a month, for that month, Customer will pay the amount billed plus the difference between the amount billed and the Monthly Commitment. However in no event shall this amount exceed the Monthly Commitment for that month.

3.   RATES AND ADDITIONAL TERMS.

          Customer shall pay the rates and charges for MCI Services set forth in the Attachment(s) and Exhibit(s) to this Agreement and agrees to the additional terms and conditions set forth in such Attachment(s) and Exhibit(s).

4.   SECURITY.

          (a) Nothing contained herein shall limit or be interpreted to limit MCI's right, as provided for in Section B-7.04 of MCI Tariff FCC No. 1, to require, in MCI's sole discretion, alternative or additional security from Customer in the event that Customer fails to comply with the payment requirements in Paragraph 5 below or MCI, in its sole discretion, determines that Customer's financial viability is at risk.

          (b) In the event of non-compliance with the payment terms in Paragraph 5 below, Customer shall provide such alternative or additional security to MCI within thirty (30) days of receipt of written request from MCI. Customer's failure or refusal to provide such alternative or additional security upon MCI's request therefor may result in the cancellation of this Agreement and Customer's service for cause pursuant to Section B-11.01 of the Tariff and Customer shall be subject to all early termination charges and repayment of credits described in Paragraph 10 of this Agreement.

          (c) In the event that MCI, in its sole discretion, determines that Customer's financial viability is at risk, Customer shall provide such alternative or additional security to MCI within thirty (30) business days of receipt of written request from MCI. Customer's failure or refusal to provide such alternative or additional security upon MCI's request therefor may result in the cancellation of this Agreement and Customer's service pursuant to Section B-11.01 of the Tariff and Customer shall not be subject to the early termination charges described in Paragraph 10 herein, but shall repay all credits received pursuant to Paragraph 3 of Attachment 1 of this Agreement; however, in no event shall this amount exceed Thirty Thousand Dollars ($30,000).

5.   PAYMENT.

          Customer shall pay MCI for all MCI Service(s) provided during a usage month within fifteen (15) days of receipt of MCI's invoice. Customer's failure to pay the invoiced amount in full within said fifteen (15) day period may result in the exercise by MCI of its rights under the security provisions contained in Paragraph 4 immediately above.

6.   DISPUTE RESOLUTION.

          Any dispute arising out of or related to this Agreement, which cannot be resolved by negotiation, shall be settled by binding arbitration in accordance with the rules contained in MCI Tariff FCC No. 1 ("Arbitration Rules"). Except where explicitly permitted in this Agreement, neither party may seek injunctive relief of any kind prior to the confirmation of an arbitration award.

7.   TERMINATION FOR INSOLVENCY.

          In the event Customer becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, MCI may, by giving seven (7) business days written notice thereof to Customer, terminate this Agreement without liability or obligation, in whole or in part, as of a date specified in such notice of termination.

8.   TERM.

          (a) The Service Term ("Service Term") shall begin on March 1, 1996 ("Effective Date") and will continue for a period of thirty eight (38) months therefrom. The first eight (8) months of the Service Term shall be the Ramp Period.

9.   EXPIRATION OF TERM.

          Upon expiration of the Service Term, Customer shall be fully subject to all the term and conditions, including standard tariff rates, set forth in the Tariff and respective state tariffs for MCI Service(s) received by Customer after such expiration.

10.  TERMINATION LIABILITY.

          If Customer terminates this Agreement before expiration of the Service Term, or MCI terminates this Agreement before expiration of the Service Term for Customer's breach, Customer will pay MCI within thirty (30) days of the effective date of such termination an amount equal to fifteen percent (15%) of the aggregate of Customer's remaining Monthly Commitment for each month remaining in the Service Term after termination (and a pro rata portion thereof for any partial month). In addition, if Customer terminates this Agreement pursuant to this Paragraph 10 prior to the expiration of the twenty fourth (24th) month of the Service Term, Customer shall repay MCI the installation credits received pursuant to Paragraph 3 of Attachment 1. If Customer terminates this Agreement pursuant to this Paragraph 10 at any time after the expiration of the twenty fourth (24th) month of the Service Term, Customer shall repay to MCI a pro rata portion of the installation credits received pursuant to Paragraph 3 of Attachment 1; however, in no event shall this amount exceed Thirty Thousand Dollars ($30,000).

11.  NONDISCLOSURE.

          Customer shall not disclose to any third party during this Agreement, or during the three (3) year period thereafter, any of the terms and conditions set forth in this Agreement unless such disclosure is lawfully required by any federal governmental agency or is otherwise required to be disclosed by law or is necessary in any proceeding establishing rights and obligations under this Agreement. MCI reserves the right to terminate this Agreement immediately upon delivering written notice to Customer of any unpermitted third party disclosure hereunder.

12.  NOTICES.

          All notices, reports and other communications pursuant to or in connection with this Agreement shall be given by personal delivery, registered or certified mail (return receipt requested), or courier service. All such communications shall be addressed to the respective party at its address shown below:

     If to MCI:                                    If to Customer:

     MCI Telecommunications Corporation            FaxSAV Incorporated
     205 N. Michigan, Suite 3000                   3999 Thornall Street
     Chicago, IL  60601                            Edison, New Jersey 08837
     ATTN.:    Business Markets,                   ATTN.:  Peter S. Macaluso
               Legal Affairs                               Vice President/CFO

     CC:  MCI Account Team

     MCI Telecommunications Corporation
     25 Main Street, Court Plaza, 2nd Floor
     Hackensack, New Jersey  07601
     ATTN.:  Judy Falk

13.  LETTER OF AGENCY.

          Customer shall appoint MCI as its agent in the Letter of Agency attached hereto and incorporated herein as Attachment 2 to this Agreement.

14.  SURCHARGE EXEMPTION.

          When applicable, Customer shall certify that any special access lines used in connection with services under this Agreement terminate in a device not capable of interconnecting MCI's service with the local exchange network and are surcharge exempt from the special access surcharge.

15.  TAX EXEMPTION.

          When applicable, Customer shall certify that it is exempt from federal, state, and/or local taxes.

16.  GOVERNING LAW.

          This Agreement, including all matters relating to the validity, construction, performance and enforcement thereof, shall be governed by the laws of the State of New York without giving reference to its principles of conflicts of law, except to the extent the Communications Act of 1934, as amended, and as interpreted and applied by the Federal Communications Commission, applies.

17.  ASSIGNMENT.

          (a) This Agreement shall be binding on Customer and its respective successors and assigns. Customer may not assign this Agreement, whether by operation of law or otherwise, without the prior written consent of MCI, such consent shall not be unreasonably withheld, and any unpermitted attempted assignment shall be void. MCI may terminate this Agreement without liability on ten (10) business days written notice in the event that Customer fails to obtain MCI's prior written consent.

          (b) At least thirty (30) days before the consummation of any assignment of this Agreement, Customer shall notify MCI in writing of the name of the proposed assignee. MCI shall conduct a review of the assignee based on MCI's prior business dealings with such entity and MCI shall review the financial credit worthiness of the entity. Customer shall not assign the Agreement if MCI opposes the assignment in its reasonable discretion based on MCI's prior business dealings with the entity or if the assignee fails to meet MCI's reasonable credit worthiness standards.

          (c) In the alternative, based on MCI's review of the proposed assignee's credit worthiness, MCI may request additional security from the proposed assignee. If the proposed assignee fails to provide the additional security to MCI, Customer shall not assign the Agreement.

          (d) The provisions of this Paragraph 17 shall apply in the event of a change in "control" of Customer. "Control" is defined as the power to direct the management and policies of Customer, whether through the ownership of voting securities, by contract or otherwise.

18.  NO WAIVER.

          No waiver of any of the provisions of this Agreement shall be binding unless it is in writing and signed by both parties. The failure of either party to insist on the strict enforcement of any provision of this Agreement shall not constitute a waiver of any provision and all terms shall remain in full force and effect.

19.  ENTIRE AGREEMENT; AMENDMENTS.

          This Agreement shall be valid only if signed by Customer by May 31, 1996. Any and all prior or contemporaneous offers, agreements, representations and understandings made to Customer, whether written or oral, are hereby superseded. Exclusive of any Tariff or state tariff modifications initiated by MCI, once this Agreement has been executed, any amendments hereto must be made in writing and signed by both parties.


IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Agreement.

MCI TELECOMMUNICATIONS CORPORATION   FAXSAV INCORPORATED

By: /s/ Tom Schilling                            By: /s/ Peter S. Macaluso

Print Name:  Tom Schilling                       Print Name:  Peter S. Macaluso

Title:  Director                                 Title:  Vice President and CFO

Date:  6/7/96                                    Date:  May 28, 1996

                                     ATTACHMENT 1

1.   ADDITIONAL RATES.

     Customer shall receive the following rates during the Service Term for MCI Services which outbound traffic originates and inbound terminates at a switch owned and operated by Customer. For all Intrastate Services, Customer shall pay the standard tariff rates less applicable tariff discounts. During the Ramp Period, Customer shall receive the $200,000 to $499,999 Monthly Usage level rates where Monthly Usage levels are provided, or the rates otherwise set forth below, unless Customer's usage falls into a higher Monthly Usage level in which case Customer shall receive the rates for that level. For MCI Toll Free DAL Service, Customer shall receive the rates and discounts associated with Customer's subcommitment level during the Ramp Period.

     Rates set forth in this Paragraph 2 do not include charges for installation, taxes, tax-related surcharges, any other applicable surcharges, charges for access and access-related charges (including, without limitation, access charges in the Tariff, which are additional) except as otherwise provided in Paragraphs 2(c), 2(d) and 2(e) herein. Rates are in lieu of any discounts, promotions, surcharges, and credits otherwise applicable pursuant to the Tariff and any state tariff, except that Customer is eligible to receive the discounts associated with the Access Pricing Plan at the 36 month commitment term as described in the Tariff.

     (a)  DOMESTIC INTERSTATE MCI PRISM I SERVICE.

          1) Except as provided in Paragraph 1(a)2), for domestic interstate switched outbound service originating via dedicated access from a Customer-owned location(s) to an MCI point of presence, except for service terminating to Alaska, Hawaii, Puerto Rico, and the U.S. Virgin Islands for which Customer shall pay Tariff rates less applicable Tariff discounts, Customer will pay the following applicable non-distance sensitive ("postalized") rate per minute as determined by Customer's Monthly Usage:

                   MONTHLY USAGE           RATE PER MINUTE
                   -------------           ---------------
                   Less than $200,000      Tariff Rates
                   $200,000 to $499,999    [*]
                   $500,000 and above      [*]

          2) Customer shall pay the postalized rate per minute as determined by Customer's Monthly Usage as set forth below for domestic interstate MCI PRISM I Service terminating in the following Number Plan Area Codes ("NPAs"):

             NPA           STATE               MAJOR CITY
             ---           -----               ----------
             714           California          Irvine
             909           California          Los Angeles
             310           California          Los Angeles
             213           California          Los Angeles
             510           California          Oakland
             916           California          Sacramento
             619           California          San Diego
             415           California          San Francisco

_________________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

                 NPA                 STATE                 MAJOR CITY
                 ---                 -----                 ----------
                 408                 California            San Jose
                 818                 California            Sherman Oaks
                 202                 District of Columbia
                 302                 Delaware              Dover
                 410                 Maryland              Baltimore
                 301                 Maryland              Rockville
                 201                 New Jersey            Newark
                 215                 Pennsylvania          Philadelphia
                 610                 Pennsylvania          Philadelphia
                 412                 Pennsylvania          Pittsburgh
                 703                 Virginia              Arlington
                 504                 Virginia              Arlington
                 804                 Virginia              Richmond
                 304                 West Virginia         Charleston
                 216                 Ohio                  Cleveland
                 614                 Ohio                  Columbus
                 513                 Ohio                  Cincinnati
                 419                 Ohio                  Toledo
                 313                 Michigan              Detroit
                 810                 Michigan              Detroit
                 517                 Michigan              Lansing
                 616                 Michigan              Grand Rapids
                 312                 Illinois              Chicago
                 708                 Illinois              Chicago
                 630                 Illinois              Chicago
                 309                 Illinois              Peoria
                 414                 Wisconsin             Milwaukee
                 608                 Wisconsin             Madison
                 812                 Indiana               Evansville
                 219                 Indiana               South Bend
                 317                 Indiana               Indianapolis

                      MONTHLY USAGE          RATE PER MINUTE
                      -------------          ---------------
                      Less than $200,000     Tariff Rates
                      $200,000 to $499,999   [*]
                      $500,000 and above     [*]

2)   MCI PRISM I SERVICE CREDIT.

     In addition to the postalized rates for domestic interstate MCI PRISM I Service provided in Paragraph 2 (a) (1) , Customer shall receive a monthly credit in an amount equal to the below specified percentages (based on time of day usage) times Customer's domestic intrastate MCI PRISM I Service monthly usage charges within the corresponding states specified below at standard tariff rates. The credit percentages and states are as follows:

                                         CREDIT PERCENTAGE
                                         -----------------
STATE                  DAY            EVENING       NIGHT/WEEKEND
- -----                  ---            -------       -------------
Alabama                [*]              [*]              [*]
Arizona                [*]              [*]              [*]
Arkansas               [*]              [*]              [*]
California - Band 1    [*]              [*]              [*]
             Band 2    [*]              [*]              [*]
             Band 3    [*]              [*]              [*]

_________________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

STATE                  DAY            EVENING       NIGHT/WEEKEND
- -----                  ---            -------       -------------
Colorado               [*]              [*]             [*]
Connecticut            [*]              [*]             [*]
Delaware               [*]              [*]             [*]
Florida                [*]              [*]             [*]
Georgia                [*]              [*]             [*]
Idaho                  [*]              [*]             [*]
Illinois               [*]              [*]             [*]
Indiana                [*]              [*]             [*]
Iowa                   [*]              [*]             [*]
Kansas                 [*]              [*]             [*]
Kentucky               [*]              [*]             [*]
Louisiana              [*]              [*]             [*]
Maine                  [*]              [*]             [*]
Maryland               [*]              [*]             [*]
Massachusetts          [*]              [*]             [*]
Michigan               [*]              [*]             [*]
Minnesota              [*]              [*]             [*]
Mississippi            [*]              [*]             [*]
Missouri               [*]              [*]             [*]
Montana                [*]              [*]             [*]
New Hampshire          [*]              [*]             [*]
New Jersey             [*]              [*]             [*]
New Mexico             [*]              [*]             [*]
North Carolina         [*]              [*]             [*]
North Dakota           [*]              [*]             [*]
Nebraska               [*]              [*]             [*]
Nevada                 [*]              [*]             [*]
New York               [*]              [*]             [*]
Ohio                   [*]              [*]             [*]
Oklahoma               [*]              [*]             [*]
Oregon                 [*]              [*]             [*]
Pennsylvania           [*]              [*]             [*]
Rhode Island           [*]              [*]             [*]
South Carolina         [*]              [*]             [*]
South Dakota           [*]              [*]             [*]
Tennessee              [*]              [*]             [*]
Texas                  [*]              [*]             [*]
Utah                   [*]              [*]             [*]
Vermont                [*]              [*]             [*]
Virginia               [*]              [*]             [*]
Washington             [*]              [*]             [*]
West Virginia          [*]              [*]             [*]
Wisconsin              [*]              [*]             [*]
Wyoming                [*]              [*]             [*]

          Such credit shall be applied to Customer's domestic interstate MCI PRISM I Service monthly usage charges. The credit in any month shall not exceed Customer's domestic interstate PRISM I Service monthly charges (excluding applicable taxes, surcharges, and pass-through access/egress or related charges) and may not be carried forward to the next month.

          (b)  DOMESTIC INTERSTATE MCI TOLL FREE DAL SERVICE.

               1) Except as provided in Paragraph 1(b)2) below, for domestic interstate inbound services terminating via dedicated access from an MCI point of presence to Customer-owned location(s), except for service originating from Alaska, Hawaii, Puerto Rico, and the U.S. Virgin Islands for which Customer shall



_________________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

pay Tariff rates less applicable Tariff discounts, Customer will pay the following applicable postalized rate per minute as determined by Customer's Monthly Usage:

               MONTHLY USAGE                      RATE PER MINUTE
               -------------                      ---------------

               Less than $200,000                 Tariff Rates
               $200,000 to $499,999               [*]
               $500,000 and above                 [*]

               2) Customer shall pay the postalized rate per minute as determined by Customer's Monthly Usage as set forth below for domestic interstate inbound services originating in the following NPAs:

NPA       STATE                    MAJOR CITY
- ---       -----                    ----------

714       California               Irvine
909       California               Los Angeles
310       California               Los Angeles
213       California               Los Angeles
510       California               Oakland
916       California               Sacramento
619       California               San Diego
415       California               San Francisco
408       California               San Jose
818       California               Sherman Oaks
202       District of Columbia
302       Delaware                 Dover
410       Maryland                 Baltimore
301       Maryland                 Rockville
201       New Jersey               Newark
215       Pennsylvania             Philadelphia
610       Pennsylvania             Philadelphia
412       Pennsylvania             Pittsburgh
703       Virginia                 Arlington
540       Virginia                 Arlington
804       Virginia                 Richmond
304       West Virginia            Charleston
216       Ohio                     Cleveland
614       Ohio                     Columbus
513       Ohio                     Cincinnati
419       Ohio                     Toledo
313       Michigan                 Detroit
810       Michigan                 Detroit
312       Illinois                 Chicago
708       Illinois                 Chicago
630       Illinois                 Chicago
414       Wisconsin                Milwaukee
317       Indiana                  Indianapolis
205       Alabama                  Montgomery
334       Alabama                  Montgomery
305       Florida                  Miami
954       Florida                  Miami
813       Florida                  Tampa
941       Florida                  Tampa
904       Florida                  Jacksonville




_________________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

NPA       STATE                    MAJOR CITY
- ---       -----                    ----------

404       Georgia                  Atlanta
770       Georgia                  Atlanta
502       Kentucky                 Louisville
504       Louisiana                New Orleans
601       Mississippi              Jackson
919       North Carolina           Raleigh
910       North Carolina           Raleigh
704       North Carolina           Charlotte
803       South Carolina           Columbia
615       Tennessee                Nashville

                                   POSTALIZED RATES

               MONTHLY USAGE                 RATE PER MINUTE
               -------------                 ---------------

               Less than $200,000            Tariff Rates
               $200,000 to $499,999          [*]
               $500,000 and above            [*]

               3)   MCI 800 SERVICE CREDITS.

               In addition to the postalized rates for domestic interstate MCI Toll Free DAL Service provided in Paragraph 1 (c) (1) , Customer shall receive a monthly credit in an amount equal to the below specified percentages (based on time of day usage) times Customer's domestic intrastate MCI Toll Free DAL Service monthly usage charges within the corresponding states specified below at standard tariff rates. The credit percentages and states are as follows:

                                                 CREDIT PERCENTAGE

STATE                    DAY                EVENING       NIGHT/WEEKEND
- -----                    ---                -------       -------------

Alabama                  [*]                  [*]              [*]
Arizona                  [*]                  [*]              [*]
Arkansas                 [*]                  [*]              [*]
California -  Band 1     [*]                  [*]              [*]
              Band 2     [*]                  [*]              [*]
              Band 3     [*]                  [*]              [*]
Colorado                 [*]                  [*]              [*]
Connecticut              [*]                  [*]              [*]
Delaware                 [*]                  [*]              [*]
Florida                  [*]                  [*]              [*]
Georgia                  [*]                  [*]              [*]
Idaho                    [*]                  [*]              [*]
Illinois                 [*]                  [*]              [*]
Indiana                  [*]                  [*]              [*]
Iowa                     [*]                  [*]              [*]
Kansas                   [*]                  [*]              [*]
Kentucky                 [*]                  [*]              [*]
Louisiana                [*]                  [*]              [*]
Maine                    [*]                  [*]              [*]
Maryland                 [*]                  [*]              [*]
Massachusetts            [*]                  [*]              [*]
Michigan                 [*]                  [*]              [*]
Minnesota                [*]                  [*]              [*]
Mississippi              [*]                  [*]              [*]
Missouri                 [*]                  [*]              [*]


_________________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

STATE                    DAY                EVENING       NIGHT/WEEKEND
- -----                    ---                -------       -------------

Montana                  [*]                  [*]             [*]
Nebraska                 [*]                  [*]             [*]
Nevada                   [*]                  [*]             [*]
New Hampshire            [*]                  [*]             [*]
New Jersey               [*]                  [*]             [*]
New Mexico               [*]                  [*]             [*]
New York                 [*]                  [*]             [*]
North Carolina           [*]                  [*]             [*]
North Dakota             [*]                  [*]             [*]
Ohio                     [*]                  [*]             [*]
Oklahoma                 [*]                  [*]             [*]
Oregon                   [*]                  [*]             [*]
Pennsylvania             [*]                  [*]             [*]
Rhode Island             [*]                  [*]             [*]
South Carolina           [*]                  [*]             [*]
South Dakota             [*]                  [*]             [*]
Tennessee                [*]                  [*]             [*]
Texas                    [*]                  [*]             [*]
Utah                     [*]                  [*]             [*]
Vermont                  [*]                  [*]             [*]
Virginia                 [*]                  [*]             [*]
Washington               [*]                  [*]             [*]
West Virginia            [*]                  [*]             [*]
Wisconsin                [*]                  [*]             [*]
Wyoming                  [*]                  [*]             [*]

     Such credit shall be applied to Customer's domestic interstate MCI Toll Free DAL Service monthly usage charges. The credit in any month shall not exceed Customer's domestic interstate Toll Free DAL Service monthly usage charges (excluding taxes, surcharges, and pass through access/egress or related charges) and may not be carried forward to the next month.

     4)(a)The above rates for MCI Toll Free DAL Service do not include any feature charges described in the Tariff, including, but not limited to, any Toll Free DAL Service Management System ("SMS") charges or RESP ORG charges, which may be additional. Except as provided below, Customer shall pay Tariff rates for feature charges associated with MCI Toll Free DAL Service. For the features identified below, Customer shall pay Tariff rates except that for each Corporate I.D., Customer shall pay a maximum of:

     [*] per Corporate I.D. for monthly charges
     [*] per Corporate I.D. for installation charges
     [*] per Corporate I.D. for change order charges

                          FEATURE
                          -------

Point of Call Routing                   Most Available Agent Routing
Day of Week Routing                     MCI Rules Based Routing
Time Interval Routing                   Tailored Call Coverage
Holiday Routing                         MCI Profile Routing
MCI Quota Routing                       DNIS
Percentage Allocation Routing           Id Codes (per 100)
Sequential Allocation Routing





_________________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

NETWORK MANAGER AND MCI SERVICEVIEW FEATURES:

Pricing per MCI ServiceView Workstation is indicated below:

INSTALLATION                                 PRICING
- ------------                                 -------

SV one-time platform install fee             [*]

This installation charge will be applied to installation of the MCI ServiceView platform and the first application, additional products added to the same workstation will not be subject to further platform installation charges.

MONTHLY RECURRING CHARGES                    PRICING
- -------------------------                    -------

800 Network Manager application fee          [*]
with cap set at                              [*]

Direct Dispatch application fee              [*]
Fault Manager application fee                [*]

The above application fees will cover all dial-up access charges.
Dedicated access is not yet available on MCI ServiceView.

               5)   DOMESTIC INTERSTATE MCI TOLL FREE DAL SUBCOMMITMENT.

               Customer agrees that during each monthly billing period of the Service Term, Customer will purchase from MCI as a part of the overall Monthly Commitment, at least One Hundred Twenty Five Thousand Dollars ($125,000) of domestic interstate MCI Toll Free DAL Service ("Toll Free Subcommitment"). In each month in which Customer equals or exceeds the Toll Free Subcommitment, Customer shall receive a [*] discount on Customer's MCI Toll Free DAL Service domestic interstate usage charges at the above postalized rates.

               6) In any month in which Customer fails to equal or exceed the Toll Free Subcommitment, Customer shall pay MCI the amount billed plus the difference between the amount billed and the Toll Free Subcommitment. In no event shall this amount exceed the Toll Free Subcommitment.

(c)       DOMESTIC INTERSTATE TDS 1.5.

          For domestic interstate TDS 1.5 Service ("TDS 1.5 Service") terminating at Customer's owned and operated switch locations, Customer will pay, in addition to all taxes and tax-related surcharges, the InterOffice Channel ("IOC") monthly charges based on circuit mileage as contained in the schedule below. Customer shall pay both the charges in Column A plus those in Column B.

                              A                   B
                         FIXED CHARGE        CHARGE PER DS-O
CIRCUIT MILEAGE          PER CIRCUIT         CIRCUIT MILE
- ---------------          -----------         ------------

0 to 49                      [*]                  [*]
50 to 99                     [*]                  [*]
100 to 499                   [*]                  [*]
500 and above                [*]                  [*]

(d)       DOMESTIC INTERSTATE TDS-45.

          For domestic interstate TDS-45 Service ("TDS-45 Service") terminating at Customer's owned and operated switch locations, Customer will pay, in addition


_________________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

to all taxes and tax-related surcharges, the IOC monthly charges based on circuit mileage as contained in the schedule below. Customer shall pay both the charges in Column A plus those in Column B.

                              A                   B
                         FIXED CHARGE        CHARGE PER DS-O
CIRCUIT MILEAGE          PER CIRCUIT         CIRCUIT MILE
- ---------------          -----------         ------------

0 to 99                       [*]                 [*]
100 and above                 [*]                 [*]

(e)       DOMESTIC INTERSTATE DS-O.

          For domestic interstate DS-0 Service ("DS-0 Service") terminating at Customer's owned and operated switch locations, Customer will pay, in addition to all taxes and tax-related surcharges, the IOC monthly charges based on circuit mileage as contained in the schedule below. Customer shall pay both the charges in Column A plus those in Column B.

                              A                   B
                         FIXED CHARGE        CHARGE PER DS-0
CIRCUIT MILEAGE          PER CIRCUIT         CIRCUIT MILE
- ---------------          -----------         ------------

0 to 99                      [*]                  [*]
100 to 599                   [*]                  [*]
600 and above                [*]                  [*]

(f)            1)   All monthly recurring Central Office Connection ("COC") and monthly recurring Access Coordination ("AC") charges for domestic interstate TDS
1.5 Service, TDS-45 Service and DS-0 Service are included in the charges for these services.

               2) Rates for domestic interstate TDS 1.5 Service, TDS-45 Service and DS-0 Service are based on a least mileage routing and the mileage per route is determined by using the airline mileage between the two applicable MCI Dedicated Leased Line cities in accordance with the calculation as set forth in Section C-11, Table I, Part A of the Tariff. These rates shall apply only to circuits that are wholly-owned and operated end-to-end by MCI and the rates shall not apply to circuits with less than ten percent (10%) domestic interstate traffic.

               3) The rates for domestic interstate TDS 1.5 Service, TDS-45 Service and DS-0 Service provided herein are in lieu of any rates, charges, promotions and discounts available from MCI in the Tariff or applicable state tariff for the AC, COC and IOC portion of such service including, without limitation, the Network Pricing Plan(s) specified in the Tariff, except that Customer shall be eligible to receive the discounts associated with the Access Pricing Plan described in the Tariff.

(g)       ACCESS COORDINATION/CENTRAL OFFICE CONNECTION PROMOTION

          As a promotional offering to Customer for executing this Agreement on or before the final date this offer is capable of acceptance, as specified in Paragraph 19 of the Agreement, Customer shall pay MCI a monthly recurring Central Office Connection charge of [*] per circuit and a monthly recurring Access Coordination charge of [*] per circuit for MCI T-1 digital gateway access circuits installed prior to the Effective Date of this Agreement and currently utilized by Customer, and for MCI T-1 digital gateway access circuits installed pursuant to this Agreement. Such charges shall be in effect for the term of this Agreement, after which Customer shall pay standard Tariff rates less applicable Tariff discounts for such circuits.


_________________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

3.        INSTALLATION CREDIT.

          Customer shall receive a credit of up to [*], which shall be applied to the one-time installation and other one-time non-recurring MCI Tariff charges associated with the implementation of non-recurring MCI Tariff charges (not including local exchange carrier or other third party access provider charges) associated with MCI Services under this Agreement. However, in no event shall such credit exceed [*]. Customer will be entitled to the credits specified in this paragraph, provided that (i) the credits shall only apply to circuits ordered and installed during the service term of this Agreement; (ii) each circuit must remain in service for at least eighteen (18) months after the date of initial installation, unless terminated to be replaced by another circuit of equal or greater length; and (iii) credits for T-1 facilities shall only apply upon expiration of the tariffed promotion for T-1 installation. Customer shall reimburse MCI for any credits received for circuits remaining in service for less than eighteen (18) consecutive months and not replaced by another circuit of equal or greater length.

                                     ATTACHMENT 2

                                   LETTER OF AGENCY


ATTENTION: Concerned Local Operating Companies, AT&T and other Common Carriers and All Equipment Vendors


The undersigned appoints MCI Telecommunications Corporation or any of its affiliated companies ("MCI") as agent for the purpose of ordering, in connection with MCI's provision of service to the undersigned, changes in and/or maintenance on specific telecommunications service that you provide to the undersigned including, without limitation, removing, adding to or rearranging such telecommunications service.

You are hereby released from any and all liability for making pertinent information available to MCI and for following MCI's instructions with respect to any changes to or maintenance on the undersigned's telecommunications service. You may deal directly with MCI on all matters pertaining to telecommunications service and should follow instructions with respect thereto. This authorization will remain in effect until modified or rescinded in writing by the undersigned.

Signed this 28th day of April, 1996.

BY:       FAXSAV INCORPORATED



/s/ Peter S. Macaluso
____________________________________________
Authorized Customer Signature



Vice President and CFO
____________________________________________
Title